UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2011

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	23-2679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 140
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics or Waiver of a Provision of the Code of Ethics

On January 10, 2011, USA Technologies, Inc. (the “Company”) approved an amendment (the “Amendment”) to its Code of Business Conduct and Ethics which had been adopted on April 11, 2006 and amended on February 4, 2010 (the “Code”). The Amendment provides, among other things, that each Director and executive officer of the Company at least annually, and each employee of the Company upon request of the President, shall certify and acknowledge that such person is subject to the Code, agrees to comply with the applicable requirements of the Code, and has complied with all applicable requirements of the Code. The foregoing summary is qualified by reference to the Amendment which is attached as Exhibit 14.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit 14.1	Amendment to Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: January 12, 2011	By:	/s/ George R. Jensen, Jr.
George R. Jensen, Jr.,
Chief Executive Officer

Index to Exhibits

Exhibit No.	Description of Exhibit

14.1	Amendment to Code of Business Conduct and Ethics